UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 9, 2011
Chicago Bridge & Iron Company N.V.
(Exact name of registrant as specified in its charter)

The Netherlands	1-12815	N.A.

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Oostduinlaan 75 2596 JJ The Hague The Netherlands	N.A.

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 31-70-3732010
N.A.
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.
On November 9, 2011, Chicago Bridge & Iron Company N.V. (the “Company”) hosted an Investor Day conference in New York City. The webcast and slide presentations for the event are available at www.cbi.com Investor Relations/Investor Highlights. The slide presentations for the event are attached hereto as Exhibit 99.1 and incorporated herein by reference.
The Company also issued a press release by which the Company confirmed its 2011 New Awards, Revenue, and Earnings guidance and provided initial 2012 guidance for the same. The foregoing summary description of the press release is qualified in its entirety by reference to the actual press release, which is attached hereto as Exhibit 99.2 and incorporated herein by reference.
The information in this Item 7.01, Exhibit 99.1 and Exhibit 99.2 attached hereto is intended to be furnished under Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

99.1	Investor Presentations

99.2	Press release dated November 9, 2011

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICAGO BRIDGE & IRON COMPANY N.V. By: Chicago Bridge & Iron Company B.V. Its: Managing Director
Date: November 9, 2011	By:	/s/ Ronald A. Ballschmiede
Ronald A. Ballschmiede
Managing Director (Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Investor Presentations

99.2	Press release dated November 9, 2011